Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 11th, 2020.

James W Bosler III MD

Dr. James W. Bosler, III, National Director
Woodmen of the World Life Insurance Society

State of Kentucky)
) SS
County of Jefferson)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 11th March, 2020, appeared Dr. James W. Bosler, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Rachelle A Perkins
Notary Public

My commission expires: 10/10/2020

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 11, 2020.

Michael C. Shealy
Michael C. Shealy, National Director
Woodmen of the World Life Insurance Society

State of South Carolina)
) SS
County of Lexington)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 11, 2020, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Robyn M Hewitt
Notary Public

My commission expires: 03/04/2023

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorneyinfact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 11, March, 2020.

[signature]

Dr. James W. Shaver, National Director
Woodmen of the World Life Insurance Society

State of North Carolina
) SS
County of Cabarrus)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 11, March, 2020, appeared Dr. James W. Shaver, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

[signature]

Notary Public

My commission expires: June 20, 2022

Notary Public - North Carolina
Cabarrus County
Lisa R. Ledbetter
My Commission Expires 6/20/2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 04/01/2020, 2020.

Wesley A. Dodd, Jr.

Wesley A. Dodd, Jr., National Director
Woodmen of the World Life Insurance Society

State of Georgia)
) SS
County of Habersham)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 3, 2020, appeared Wesley A. Dodd, Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Stefanie Abbott

Notary Public

My commission expires: 5/4/2021

STEFANIE ABBOTT NOTARY PUBLIC EXP. May 01, 2021 HABERSHAM GA

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorneyinfact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 14, 2020.

Dwayne H. Tucker, National Director
Woodmen of the World Life Insurance Society

State of TENNESSEE)
) SS
County of Williamson)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of MARCH 14th, 2020, appeared Dwayne H. Tucker, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

[redacted]

Notary Public

My commission expires: NOV 19, 2023

MATTHEW MOORE
STATE OF TENNESSEE NOTARY PUBLIC
WILLIAMSON COUNTY
My Commission Expires Nov. 19, 2023

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of APRIL 1, 2020.

Daniel W. Rice III

Daniel W. Rice, III, National Director
Woodmen of the World Life Insurance Society

State of NORTH CAROLINA)
) SS
County of LENOIR)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 1st, 2020, appeared Daniel W. Rice, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Susan B. Moody

Notary Public

My commission expires: 3/17/22

SUSAN B. MOODY
NOTARY PUBLIC
Lenoir County, North Carolina
My Commission Expires 3/17/22

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorneyinfact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 18, 2020.

[signature]

Danny E. Cummins, National Director
Woodmen of the World Life Insurance Society

State of TX)
) SS
County of Smith)

[signature]

CYNTHIA A. DETKOS
Notary Public, State of Texas
Comm. Expires 06-20-2020
Notary ID 126563725

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorneyinfact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 3/18/2020, 2020.

Daryl J. Doise, National Director
Woodmen of the World Life Insurance Society

State of Texas)
) SS
County of Collin)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 18, 2020, appeared Daryl J. Doise, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Amanda Miller

Notary Public

My commission expires: 12/26/2022

AMANDA MILLER
Notary ID #131835816
My Commission Expires
December 26, 2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of MARCH 16, 2020.

Robert T. Maher, National Director
Woodmen of the World Life Insurance Society

State of FLORIDA)
) SS
County of COLLIER)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of MARCH 16, 2020, appeared Robert T. Maher, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Notary Public

My commission expires: 11-4-2022

ROBERT M SHAFTO
Notary Public - State of Florida
Commission # GG 237486
My Comm. Expires Nov 4, 2022
Bonded through National Notary Assn.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 24, 2020.

Ronald H. Aldridge, National Director
Woodmen of the World Life Insurance Society

State of MS)
) SS
County of Rankin)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 24, 2020, appeared Ronald H. Aldridge, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Notary Public

My commission expires: 05-05-2023

STATE OF MISSISSIPPI
CHRISTY JENNINGS
ID No. 127706
Com. Exp. 05-05-2023
NOTARY PUBLIC
RANKIN COUNTY

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees and Denise M. McCauley, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 16, 2020.

Jon R. Aerni (signature)

Jon R. Aerni, Executive Vice President, Chief Financial Officer
Woodmen of the World Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 16, 2020, appeared Jon R. Aerni, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

General Notary - State of Nebraska
JUDY L. PIXLEY
My Comm. Exp. June 6, 2022.

Judy L Pixley (signature)

Notary Public

My commission expires: June 6, 2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 16, 2020.

Patrick L. Dees, President, CEO, and Chairman of the Board
Woodmen of the World Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 16, 2020, appeared Patrick L. Dees, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

General Notary State of Nebraska
JUDY L. PIXLEY
My Comm. Exp. June 6, 2022.

Notary Public

My commission expires: June 6, 2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 16, 2020.

Denise M. McCauley

Denise M. McCauley, Executive Vice President & Chief Operating Officer
Woodmen of the World Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 16, 2020, appeared Denise M. McCauley, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

General Notary State of Nebraska
JUDY L. PIXLEY
My Comm. Exp. June 6, 2022.

Judy L. Pixley

Notary Public

My commission expires: June 6, 2022

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned individual of Woodmen of the World Life Insurance Society ("WoodmenLife"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Jon R. Aerni, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 20, 2020.

Annette Devine

Annette Devine, Vice President, Accounting Services
Woodmen of the World Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 20, 2020, appeared Annette Devine, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Michelle R Walker

Notary Public

My commission expires: May 24, 2021

GENERAL NOTARY - State of Nebraska
MICHELLE R. WALKER
My Comm. Exp. May 24, 2021